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                                                                    Exhibit 10.8
                                Paul W. Springman
                                -----------------
                     Bonus Agreement - Effective 01/01/2002

Section I:        Underwriting Profitability - Markel North America
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                         Combined Operating Ratio*       Percentage of Salary
                         ------------------------        --------------------
                                    99%                           30%
                                    98%                           40%
                                    97%                           50%
         20% ROE --------------->   96%                           60%
                                    95%                           70%
                                    94%                           80%
                                    93%                           90%
                                    92%                          100%
                                    91%                          110%

Section II:       Markel Corporation/Five Year Increase in Book Value
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                           Increased Book Value         Percentage of Salary
                           --------------------         --------------------
                                    15%                         7.5%
                                    16%                          12%
                                    17%                         16.5%
                                    18%                         21.0%
                                    19%                         25.5%
         20% ROE --------------->   20%                          30%
                                    21%                         34.5%
                                    22%                         39.0%

Section III:      Discretionary (at the discretion of President of Markel
Corporation)
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         Up to an additional 10% of salary.

*Combined operating ratio defined as actual expenses plus actuarial "pick" for losses occurring in the year in question, to be recalculated in subsequent years (and negatively or positively affecting that subsequent year).